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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-82729



                         SUPPLEMENT TO THE PROSPECTUS OF
                MORGAN STANLEY DEAN WITTER NEXT GENERATION TRUST
                            Dated September 29, 2000


     The second paragraph under the section of the Prospectus titled "FUND MANAGEMENT" is hereby replaced by the following:

     Dennis Lynch has been the primary portfolio manager of the Fund since March 2001. Mr. Lynch is a Vice President of the Investment Manager and Morgan Stanley Dean Witter Investment Management Inc., an affiliate of the Investment Manager (since 1998); prior thereto he was a graduate student at Columbia University (1996-1998) and prior thereto was an Analyst with J.P. Morgan Securities.


March 1, 2001